Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23B

FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This FOURTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network, L.L.C., a Colorado limited liability company (“Customer”). This amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Schedule F, of the Agreement, DATA COMMUNICATION SERVICES, Subsection I entitled “Direct Connect into the CSG’s Data Center,” shall be deleted in its entirety and replaced with the following:

I.	Direct Connect into the CSG Data Center

If Customer chooses to run its own private circuits (each a “Direct Connect Circuit”) into the CSG Data Center and/or CSG’s BCP Recovery Data Center, there are charges associated with this type of connectivity. CSG will provide secure access to the CSG network once the Direct Connect Circuit has been run into the CSG Data Center.

If Customer elects to run one or more Direct Connect Circuit(s) into the CSG Data Center, then (a) Customer will remain responsible for the maintenance of such circuit(s) as well as the maintenance of any equipment associated with such circuit(s), which equipment may include, but is not limited to, routers, switches, and firewalls, (b) CSG will provide network access points as required to provide connectivity for such circuit(s) to CSG’s mainframe computer and open systems environments within the CSG Data Center. The fees associated with this connectivity are as follows:

• Direct Connect Installation Fee	*****
• Direct Connect Monthly Support Fee	***** ********
• Optional – Direct Connect Circuit Access to BCP Recovery Data Center Monthly Fee	*****

Note: All direct connections must be reviewed and approved by the CSG Network Engineering team.

In consideration of the direct connect fees set forth herein, CSG will provide all managed data center services in connection with the Direct Connect Circuits. Such services include, among other things, facilities such as floor, rack, power, and hands and feet support, on a 24/7 basis.

Note 1: Upon Execution of this Amendment, in partial consideration of Customer’s payment of the Monthly Processing Fee, *** ***** ******* *** ******** ************ *** **** *** ******** ****** ******* ******** (the “Customer Circuits”) that ********* **** *** ******** ** **** *******, *.*.*., *** ** ***** ********* ** ***’* **** ******, *** *** ** ***** ********* ** ***’* *** ******** **** ******, *** ** ********** ******, *********, *** *** ******* **, *** ****** ******* ************ ***, ****** ******* ******* ******* *** ** ******* *** *** ****** ******* ******* ****** ** ***’* *** ******** **** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	In addition to the direct connections for the Customer Circuits, Customer desires to utilize, and CSG shall provide, direct connections for **** *** additional Direct Connect Circuits that originate **** *** ******** ** ********’* ******** *****-***** ************ *******, ********, ***, *** ** ***** ********* ** ***’* **** ******, *** *** ** ***** ********* ** ***’* *** ******** **** ******, in consideration of the fees set forth below. Customer agrees and recognizes that, pursuant to the Agreement, Customer is responsible for the acts or omissions of its selected third-party contractors, which, for the purposes of this Amendment shall include, but shall not be limited to, EchoStar, LLC.

Description of Item/Unit of Measure	Frequency	Fee
• Direct Connect Installation Fee (Note 1) (Note 2)	***-****	*********
• Direct Connect Monthly Support *** *** *** *** ***** **** ********* **** ********’* ******** *****-***** ************ *******, ********, ***, *** ********* ** ***’* **** ****** **** ***** ********	*******	*******
• Optional – Direct Connect Circuit Access to *** ******** **** ******-*** *** ***** **** ***** ********	*******	*******

Note 1: All direct connections must be reviewed and approved by a CSG engineer.

Note 2: *** ***-**** ****** ******* ************ *** *** **** ****** ** ******** ** ****** ** ************* #******** ***** **** *** ****.

Note 3: *** ******* ****** ******* ******* *** ******** *** *** **** ***** ***** ********* ** **** ********. ************** ** *** **** ***** ** ******** ** ****** ** ************* ********* ***** **** *** ****.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network, l.l.c. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	Michael McClaskey	By:	Michael J. Henderson

Name:	Michael McClaskey	Name:	Michael J. Henderson

Title:	CIO	Title:	EVP Sales & Marketing

Date:	11/17/10	Date:	11/19/10

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE

PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR

RESPECTIVE COMPANIES